CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          In connection with the Annual Report of ROHN Industries, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Horace Ward, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     /s/  Horace Ward
                                                     -------------------------
                                                     Horace Ward
                                                     Chief Executive Officer
                                                     April 15, 2003


A signed original of this written statement required by Section 906 has been provided to ROHN Industries, Inc. and will be retained by ROHN Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.